UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2009

Enable Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50995	52-2372260
(Commission File Number)	(IRS Employer
Identification No.)

8725 W. Higgins Road, Suite 900

Chicago, Illinois 60631

(Address of Principal Executive Offices)  (Zip Code)

(773) 272-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On April 29, 2009, Enable Holdings, Inc. (the “Company”) received total commitments for a $1,190,000 loan in the form of a 12% Senior Secured Debenture (the “Loan”) provided by certain investors (the “Investors”).

Pursuant to the Loan, the Investors received common stock purchase warrants (the “Warrants”) to purchase an aggregate of 4,760,000 shares of the Company’s Common Stock at an exercise price of $0.25 per share.  The Warrants are exercisable at any time prior to April 29, 2019.

The Loan bears interest at the rate of 12% per annum and is due on October 29, 2011.  Principal and interest on the Loan are payable in cash.  Interest will be payable quarterly commencing on September 30, 2009, and thereafter on December 31, March 31 and June 30 thereafter.

The Loan is convertible at any time at the option of the Investors into shares of Common Stock of the Company at the initial conversion price of $0.50 per share.  Pursuant to the Loan, the Investors will also have a first priority security interest on substantially all of the Company’s assets, on a pari passu basis with previously outstanding bridge loans of the Company, subject to certain exceptions.

The Loan was obtained through the efforts of a selling agent as part of a total financing of a minimum of $1,000,000 and a maximum of $7,500,000 and was closed because the minimum amount was exceeded.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Loan mentioned above, on April 29, 2009, the Company became obligated on a direct financial obligation in the total amount of $1,190,000.  The Loan accrues interest at a rate of 12% per annum and is due and payable on October 29, 2011.  Principal and interest on the Loan are payable in cash.  Interest will be payable quarterly commencing on September 30, 2009, and thereafter on December 31, March 31 and June 30 thereafter.  The Loan is convertible at any time at the option of the Investors into shares of Common Stock of the Company at the initial conversion price of $0.50 per share.

Item 1.01 is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities

On April 29, 2009, pursuant to the Loan discussed above, the Investors received Warrants to purchase an aggregate of 4,760,000 shares of the Common Stock of the Company at an exercise price of $0.25 per share.  The Loan is convertible at any time at the option of the Investors into shares of Common Stock of the Company at the initial conversion price of $0.50 per share.  The Loan and the Warrants were issued pursuant to Rule 506 of the Securities Act of 1933, as amended.

The Loan and the Warrants will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or applicable exemption from registration requirements.

Item 1.01 is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits:

	4.1	Form of 12% Senior Secured Debenture dated April 29, 2009, issued to certain investors.

	4.2	Form of Common Stock Purchase Warrant dated April 29, 2009, issued to certain investors.

	10.1	Security Agreement dated April 29, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 4, 2009

ENABLE HOLDINGS, INC.

By	/s/ Miguel A. Martinez, Jr.
Miguel A. Martinez, Jr.
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
April 29, 2009	000-50995

ENABLE HOLDINGS, INC.

EXHIBIT NO.	ITEM

4.1	Form of 12% Senior Secured Debenture dated April 29, 2009, issued to certain investors.

4.2	Form of Common Stock Purchase Warrant dated April 29, 2009 issued to certain investors.

10.1	Security Agreement dated April 29, 2009.